Offerings - Offering: 1	Mar. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 26,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,590.60
Offering Note	The Transaction Value is calculated as the aggregate maximum purchase price for limited liability company interests. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation.